                                                                     Exhibit 4.1

NUMBER                                                           SHARES
CLASS A COMMON STOCK                                     CLASS A COMMON STOCK

                                    [LOGO]
                             TN TECHNOLOGIES,INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



PAR VALUE $.001                                               CUSIP  87259W 104

This Certifies that                                           SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


                                   SPECIMEN


in the names of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF

TN Technologies Inc. transferable in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to the provisions of the Certificate of Incorporation and By Laws of the Corporation, as amended (copies of which are on file with the Secretary of the Corporation and are available upon request to the Corporation), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile Seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

      SPECIMEN               [TN TECHNOLOGIES, INC.            SPECIMEN
                                 CORPORATE SEAL
CHIEF FINANCIAL OFFICER          OCT. 10, 1996           CHAIRMAN OF THE BOARD
    AND SECRETARY                   DELAWARE]        AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
     FIRST CHICAGO TRUST COMPANY
          OF NEW YORK
             TRANSFER AGENT AND REGISTRAR,
  SPECIMEN
                     AUTHORIZED SIGNATURE

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- ____________Custodian_________________
TEN ENT -- as tenants by the entireties                               (Cust)                (Minor)
ATTEN   -- as joint tenants with right of                         under Uniform Gifts to Minors
           survivorship and not as tenants                        Act__________________________________
           in common                                                          (Sign)
                                             UNIF TRF MIN ACT  -- ___________ Custodian (until age ____)
                                                                     (Cust)
                                                                  ______________under Uniform Transfers
                                                                     (Minor)
                                                                  to Minors Act _______________________
                                                                                        (Sign)

    Additional abbreviation may also be used though not in the above list.

FOR VALUE RECEIVED, ________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 ------------------------------------
|                                    |
 ------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the class A common stock represented by the within Certificate, and does hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________


                                    X  _________________________________________

                                    X  _________________________________________

                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENTS, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By___________________________________________
  THE SIGNATURE(S) MUST BE GUARANTEED BY
  ELIGIBLE GUARANTOR INSTITUTION SUCH AS
  A SECURITIES BROKER/DEALER, COMMERCIAL
  BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR
  A CREDIT UNION PARTICIPATING IN A MEDALLION
  PROGRAM.